Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2022
Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Nature of Operations and Basis of Presentation	1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln National Corporation and its subsidiaries (“LNC” or the “Company,” which also may be referred to as “we,” “our” or “us”) operate multiple insurance businesses through four business segments: Life Insurance, Annuities, Group Protection and Retirement Plan Services. In addition, we include financial data for operations that are not directly related to our business segments in Other Operations. The collective group of businesses uses “Lincoln Financial Group” as its marketing identity. Through our business segments, we sell a wide range of wealth protection, accumulation, group protection and retirement income products and solutions. These products primarily include universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, fixed and indexed annuities, variable annuities, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 20.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

On January 1, 2023, we adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments (“ASU 2018-12”) with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for market risk benefits (“MRBs”), which applied the full retrospective approach. Our consolidated financial statements are presented under the new guidance for reporting periods beginning January 1, 2021. Certain amounts reported in prior periods’ consolidated financial statements have been reclassified to conform to the presentation adopted in the current period.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by reportable segment as follows:

Reportable Segment	Level of Aggregation
Life Insurance	Traditional Life
UL and Other
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business and not reflected in the results of the reportable segments listed above.

Restatement of Previously Issued Consolidated Financial Statements

Restatement Background

Previously, we had entered into a block reinsurance agreement with Resolution Life to reinsure approximately $9.4 billion of in-force executive benefit and universal life reserves. A portion of the transaction was structured as coinsurance, and we paid as consideration investments with a book value of approximately $4.6 billion and a fair value of approximately $5.2 billion as of October 1, 2021, triggering a realized gain of $635 million. This contributed to a total deferred gain of $797 million. At the time of the transaction, we concluded that the $635 million realized gain would be deferred and amortized into income over the benefit period of the reinsurance treaty. The Company’s management has concluded that a gain or loss amount pertaining to the transfer of investments to the assuming company in a coinsurance transaction should be recorded as a realized gain or loss at the time of the transfer.

As a result, it was determined that the $635 million deferred gain pertaining to the sale of investments should have been recognized immediately in the fourth quarter of 2021 when the investments were transferred to Resolution Life. This misstatement is described in more detail in “Description of Misstatements – Misstatement Associated with the Coinsurance Reinsurance Transaction” below. As part of the restatement, we also recorded adjustments to correct for previously identified other immaterial misstatements in the impacted periods that are described in more detail in “Description of Misstatements – Other Immaterial Misstatements” below. Accordingly, we restated the consolidated financial statements for the years ended December 31, 2022 and December 31, 2021, in accordance with Accounting Standards Codification (“ASC”) Topic 250, Accounting Changes and Error Corrections prior to the adoption of ASU 2018-12.

The categories of misstatements and their impact on the previously issued consolidated financial statements are described in more detail below.

Description of Misstatements

Misstatement Associated with the Coinsurance Reinsurance Transaction

We recorded adjustments to recognize the realized gain related to the transaction through net income in 2021 instead of deferring and amortizing this gain into net income. These adjustments, which are discussed below, are reflected in the restatement tables below.

For the year ended December 31, 2021, the correction of the misstatement resulted in a $635 million increase to realized gain (loss), an $8 million decrease to amortization of deferred gain on business sold through reinsurance, a $4 million increase to commissions and other expenses related to state income taxes associated with the realized gain and a $131 million increase to federal income tax expense on our Consolidated Statements of Comprehensive Income (Loss). Additionally, the correction of the misstatement resulted in a $492 million decrease to other liabilities and a $492 million increase to retained earnings on our Consolidated Balance Sheets as of December 31, 2021.

For the year ended December 31, 2022, the correction of the misstatement resulted in a $32 million decrease to amortization of deferred gain on business sold through reinsurance on our Consolidated Statements of Comprehensive Income (Loss). Additionally, the correction of the misstatement resulted in a $467 million increase to retained earnings on our Consolidated Balance Sheets as of December 31, 2022.

Other Immaterial Misstatements

As part of the restatement, we made corrections to previously identified errors that the Company determined to be immaterial, both individually and in the aggregate (the “Other Adjustments”) for the years ended December 31, 2022, and December 31, 2021.

The Other Adjustments resulted in an increase of $12 million to income (loss) before taxes and a decrease of $12 million to income (loss) before taxes for the years ended December 31, 2022, and December 31, 2021, respectively.

The Other Adjustments included adjustments and reclassifications on our Consolidated Balance Sheets as of December 31, 2022, and December 31, 2021, that had no impact on stockholders’ equity. We reclassified derivative investments that resulted in a decrease to derivative investments of $142 million, a decrease to other assets of $70 million and a decrease to other liabilities of $212 million as of December 31, 2022. We reclassified derivative investments that resulted in a decrease to other assets of $760 million, an increase to derivative investments of $260 million and a decrease to other liabilities of $500 million as of December 31, 2021.

The combined impacts of the correction of the misstatement associated with the coinsurance reinsurance transaction and the Other Adjustments are reflected in the “restatement impacts” column of the restatement tables below.

Impacts to our Consolidated Financial Statements Related to the Restatement of Previously Issued Consolidated Financial Statements and the Adoption of ASU 2018-12

The following tables present the amounts previously reported, restatement impacts, amounts as restated prior to the adoption of ASU 2018-12, adoption of new accounting standard impacts and as adjusted amounts reported on the Consolidated Balance Sheets as of December 31, 2022, and December 31, 2021, and the Consolidated Statements of Comprehensive Income (Loss), the Consolidated Statements of Stockholders’ Equity and the Consolidated Statements of Cash Flows for the years ended December 31, 2022, and December 31, 2021. The amounts shown in the “As Previously Reported” column for the years ended December 31, 2022, and December 31, 2021, were derived from our Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 16, 2023. The amounts shown in the “As Restated” column for the years ended December 31, 2022, and December 31, 2021, were derived from our Annual Report on Form 10-K/A for the year ended December 31, 2022, filed on March 30, 2023.

LINCOLN NATIONAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31, 2022
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $111,707; allowance for credit
losses: 2022 - $22)	$99,736	$-	$99,736	$-	$99,736
Trading securities	3,498	-	3,498	-	3,498
Equity securities	427	-	427	-	427
Mortgage loans on real estate, net of allowance for credit
losses (portion at fair value: 2022 - $487)	18,301	-	18,301	-	18,301
Policy loans	2,359	-	2,359	-	2,359
Derivative investments	3,736	(142)	3,594	-	3,594
Other investments	3,739	-	3,739	-	3,739
Total investments	131,796	(142)	131,654	-	131,654
Cash and invested cash	3,343	-	3,343	-	3,343
Deferred acquisition costs, value of business acquired and
deferred sales inducements (1)	13,803	-	13,803	(1,568)	12,235
Reinsurance recoverables, net of allowance for credit losses	19,882	-	19,882	(439)	19,443
Market risk benefit assets	-	-	-	2,807	2,807
Accrued investment income	1,253	-	1,253	-	1,253
Goodwill	1,144	-	1,144	-	1,144
Other assets (1)	20,680	(187)	20,493	(1,691)	18,802
Separate account assets	143,536	-	143,536	-	143,536
Total assets	$335,437	$(329)	$335,108	$(891)	$334,217

(1)Certain amounts have been reclassified to conform to the presentation adopted in the current period.

LINCOLN NATIONAL CORPORATION

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(in millions, except share data)

	As of December 31, 2022
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances (1)	$114,435	$-	$114,435	$-	$114,435
Future contract benefits (1)	41,756	-	41,756	(2,930)	38,826
Market risk benefit liabilities	-	-	-	2,078	2,078
Deferred front-end loads (1)	5,669	-	5,669	(617)	5,052
Payables for collateral on investments	6,712	-	6,712	-	6,712
Short-term debt	500	-	500	-	500
Long-term debt	5,955	-	5,955	-	5,955
Other liabilities (1)	12,773	(797)	11,976	45	12,021
Separate account liabilities	143,536	-	143,536	-	143,536
Total liabilities	331,336	(797)	330,539	(1,424)	329,115

Contingencies and Commitments (See Note 18)

Stockholders’ Equity
Preferred stock – 10,000,000 shares authorized:
Series C preferred stock – 20,000 shares authorized, issued
and outstanding as of December 31, 2022	493	-	493	-	493
Series D preferred stock – 20,000 shares authorized, issued
and outstanding as of December 31, 2022	493	-	493	-	493
Common stock – 800,000,000 shares authorized;
169,220,511 shares issued and outstanding as of
December 31, 2022	4,544	-	4,544	-	4,544
Retained earnings	6,239	468	6,707	(783)	5,924
Accumulated other comprehensive income (loss)	(7,668)	-	(7,668)	1,316	(6,352)
Total stockholders’ equity	4,101	468	4,569	533	5,102
Total liabilities and stockholders’ equity	$335,437	$(329)	$335,108	$(891)	$334,217

(1)Certain amounts have been reclassified to conform to the presentation adopted in the current period.

LINCOLN NATIONAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31, 2021
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $105,142; allowance for credit
losses: 2021 - $19)	$118,746	$(35)	$118,711	$-	$118,711
Trading securities	4,482	(22)	4,460	-	4,460
Equity securities	318	57	375	-	375
Mortgage loans on real estate, net of allowance for credit
losses (portion at fair value: 2021 - $739)	17,991	-	17,991	-	17,991
Policy loans	2,364	-	2,364	-	2,364
Derivative investments	5,437	260	5,697	-	5,697
Other investments	4,292	(4)	4,288	-	4,288
Total investments	153,630	256	153,886	-	153,886
Cash and invested cash	2,612	-	2,612	-	2,612
Deferred acquisition costs, value of business acquired and
deferred sales inducements (1)	6,284	2	6,286	5,610	11,896
Reinsurance recoverables, net of allowance for credit losses	20,295	-	20,295	2,091	22,386
Market risk benefit assets	-	-	-	1,888	1,888
Accrued investment income	1,189	-	1,189	-	1,189
Goodwill	1,778	-	1,778	-	1,778
Other assets (1)	18,930	(614)	18,316	(1,784)	16,532
Separate account assets	182,583	-	182,583	-	182,583
Total assets	$387,301	$(356)	$386,945	$7,805	$394,750

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances (1)	$110,219	$8	$110,227	$-	$110,227
Future contract benefits (1)	40,687	-	40,687	738	41,425
Market risk benefit liabilities	-	-	-	4,399	4,399
Deferred front-end loads (1)	415	-	415	3,810	4,225
Payables for collateral on investments	8,946	-	8,946	-	8,946
Short-term debt	300	-	300	-	300
Long-term debt	6,325	-	6,325	-	6,325
Other liabilities (1)	17,554	(846)	16,708	(303)	16,405
Separate account liabilities	182,583	-	182,583	-	182,583
Total liabilities	367,029	(838)	366,191	8,644	374,835

Contingencies and Commitments (See Note 18)

Stockholders’ Equity
Preferred stock – 10,000,000 shares authorized	-	-	-	-	-
Common stock – 800,000,000 shares authorized;
177,193,515 shares issued and outstanding as of
December 31, 2021	4,735	-	4,735	-	4,735
Retained earnings	9,096	482	9,578	(4,382)	5,196
Accumulated other comprehensive income (loss)	6,441	-	6,441	3,543	9,984
Total stockholders’ equity	20,272	482	20,754	(839)	19,915
Total liabilities and stockholders’ equity	$387,301	$(356)	$386,945	$7,805	$394,750

(1)Certain amounts have been reclassified to conform to the presentation adopted in the current period.

LINCOLN NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions, except per share data)

	For the Year Ended December 31, 2022
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
Revenues
Insurance premiums	$6,087	$-	$6,087	$-	$6,087
Fee income	6,054	-	6,054	(451)	5,603
Net investment income	5,511	4	5,515	-	5,515
Realized gain (loss)	336	9	345	495	840
Amortization of deferred gain on business sold through
reinsurance	74	(32)	42	-	42
Other revenues	722	1	723	-	723
Total revenues	18,784	(18)	18,766	44	18,810
Expenses
Benefits	12,546	-	12,546	(4,067)	8,479
Interest credited	2,870	-	2,870	7	2,877
Market risk benefit (gain) loss	-	-	-	(3,246)	(3,246)
Policyholder liability remeasurement (gain) loss	-	-	-	2,766	2,766
Commissions and other expenses	5,095	1	5,096	29	5,125
Interest and debt expense	283	-	283	-	283
Spark program expense	167	-	167	-	167
Impairment of intangibles	634	-	634	-	634
Total expenses	21,595	1	21,596	(4,511)	17,085
Income (loss) before taxes	(2,811)	(19)	(2,830)	4,555	1,725
Federal income tax expense (benefit)	(584)	(5)	(589)	956	367
Net income (loss)	(2,227)	(14)	(2,241)	3,599	1,358
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(14,030)	-	(14,030)	(4,029)	(18,059)
Market risk benefit non-performance risk gain
(loss)	-	-	-	(210)	(210)
Policyholder liability discount rate remeasurement
gain (loss)	-	-	-	2,012	2,012
Foreign currency translation adjustment	(20)	-	(20)	-	(20)
Funded status of employee benefit plans	(59)	-	(59)	-	(59)
Total other comprehensive income (loss), net of tax
of tax	(14,109)	-	(14,109)	(2,227)	(16,336)
Comprehensive income (loss)	$(16,336)	$(14)	$(16,350)	$1,372	$(14,978)

Net Income (Loss) Per Common Share
Basic	$(13.02)	$(0.09)	$(13.11)	$21.04	$7.93
Diluted	$(13.10)	$(0.09)	$(13.19)	$20.97	$7.78

Cash Dividends Declared Per Common Share	$1.80	$-	$1.80	$-	$1.80

LINCOLN NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions, except per share data)

	For the Year Ended December 31, 2021
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
Revenues
Insurance premiums	$5,617	$-	$5,617	$-	$5,617
Fee income	6,887	18	6,905	(866)	6,039
Net investment income	6,115	(4)	6,111	-	6,111
Realized gain (loss)	(212)	626	414	(1,281)	(867)
Amortization of deferred gain on business sold through
reinsurance	46	(8)	38	-	38
Other revenues	777	-	777	-	777
Total revenues	19,230	632	19,862	(2,147)	17,715
Expenses
Benefits	8,529	-	8,529	(26)	8,503
Interest credited	2,915	18	2,933	(4)	2,929
Market risk benefit (gain) loss	-	-	-	(3,753)	(3,753)
Policyholder liability remeasurement (gain) loss	-	-	-	(183)	(183)
Commissions and other expenses	5,791	3	5,794	(575)	5,219
Interest and debt expense	270	-	270	-	270
Spark program expense	87	-	87	-	87
Total expenses	17,592	21	17,613	(4,541)	13,072
Income (loss) before taxes	1,638	611	2,249	2,394	4,643
Federal income tax expense (benefit)	233	129	362	503	865
Net income (loss)	1,405	482	1,887	1,891	3,778
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,535)	-	(2,535)	(752)	(3,287)
Market risk benefit non-performance risk gain
(loss)	-	-	-	(923)	(923)
Policyholder liability discount rate remeasurement
gain (loss)	-	-	-	591	591
Foreign currency translation adjustment	(2)	-	(2)	-	(2)
Funded status of employee benefit plans	47	-	47	-	47
Total other comprehensive income (loss), net
of tax	(2,490)	-	(2,490)	(1,084)	(3,574)
Comprehensive income (loss)	$(1,085)	$482	$(603)	$807	$204

Net Income (Loss) Per Common Share
Basic	$7.50	$2.57	$10.07	$10.10	$20.17
Diluted	$7.43	$2.55	$9.98	$9.98	$19.96

Cash Dividends Declared Per Common Share	$1.71	$-	$1.71	$-	$1.71

LINCOLN NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(in millions)

	For the Year Ended December 31, 2022
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
Preferred Stock
Balance as of beginning-of-year	$-	$-	$-	$-	$-
Issuance of Series C preferred stock	493	-	493	-	493
Issuance of Series D preferred stock	493	-	493	-	493
Balance as of end-of-year	986	-	986	-	986

Common Stock
Balance as of beginning-of-year	4,735	-	4,735	-	4,735
Stock compensation/issued for benefit plans	40	-	40	-	40
Retirement of common stock/cancellation of shares	(231)	-	(231)	-	(231)
Balance as of end-of-year	4,544	-	4,544	-	4,544

Retained Earnings
Balance as of beginning-of-year	9,096	482	9,578	(4,382)	5,196
Net income (loss)	(2,227)	(14)	(2,241)	3,599	1,358
Retirement of common stock	(319)	-	(319)	-	(319)
Common stock dividends declared	(311)	-	(311)	-	(311)
Balance as of end-of-year	6,239	468	6,707	(783)	5,924

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	6,441	-	6,441	3,543	9,984
Other comprehensive income (loss), net of tax	(14,109)	-	(14,109)	(2,227)	(16,336)
Balance as of end-of-year	(7,668)	-	(7,668)	1,316	(6,352)
Total stockholders’ equity as of end-of-year	$4,101	$468	$4,569	$533	$5,102

LINCOLN NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(in millions)

	For the Year Ended December 31, 2021
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
Common Stock
Balance as of beginning-of-year	$5,082	$-	$5,082	$-	$5,082
Stock compensation/issued for benefit plans	85	-	85	-	85
Retirement of common stock/cancellation of shares	(432)	-	(432)	-	(432)
Balance as of end-of-year	4,735	-	4,735	-	4,735

Retained Earnings
Balance as of beginning-of-year	8,686	-	8,686	-	8,686
Cumulative effect from adoption of new accounting
standards	-	-	-	(6,273)	(6,273)
Net income (loss)	1,405	482	1,887	1,891	3,778
Retirement of common stock	(673)	-	(673)	-	(673)
Common stock dividends declared	(322)	-	(322)	-	(322)
Balance as of end-of-year	9,096	482	9,578	(4,382)	5,196

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	8,931	-	8,931	-	8,931
Cumulative effect from adoption of new accounting
standards	-	-	-	4,627	4,627
Other comprehensive income (loss), net of tax	(2,490)	-	(2,490)	(1,084)	(3,574)
Balance as of end-of-year	6,441	-	6,441	3,543	9,984
Total stockholders’ equity as of end-of-year	$20,272	$482	$20,754	$(839)	$19,915

LINCOLN NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Year Ended December 31, 2022
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
Cash Flows from Operating Activities
Net income (loss)	$(2,227)	$(14)	$(2,241)	$3,599	$1,358
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Realized (gain) loss	(336)	(9)	(345)	(495)	(840)
Market risk benefit (gain) loss	-	-	-	(3,246)	(3,246)
Sales and maturities (purchases) of trading securities, net	300	-	300	-	300
Amortization of deferred gain on business sold through
reinsurance	(74)	32	(42)	-	(42)
Impairment of intangibles	634	-	634	-	634
Change in:
Deferred acquisition costs, value of business acquired,
deferred sales inducements and deferred front-end
loads	115	3	118	370	488
Accrued investment income	(67)	-	(67)	-	(67)
Insurance liabilities and reinsurance-related balances (1)	5,628	2	5,630	(1,211)	4,419
Accrued expenses	(89)	-	(89)	(2)	(91)
Federal income tax accruals	(530)	(5)	(535)	956	421
Other (1)	252	(6)	246	29	275
Net cash provided by (used in) operating activities (1)	3,606	3	3,609	-	3,609
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,813)	-	(14,813)	-	(14,813)
Sales of available-for-sale securities and equity securities	2,297	-	2,297	-	2,297
Maturities of available-for-sale securities	5,453	-	5,453	-	5,453
Purchases of alternative investments	(664)	-	(664)	-	(664)
Sales and repayments of alternative investments	446	-	446	-	446
Issuance of mortgage loans on real estate	(2,503)	(4)	(2,507)	-	(2,507)
Repayment and maturities of mortgage loans on real estate	2,255	-	2,255	-	2,255
Repayment (issuance) of policy loans, net	5	-	5	-	5
Net change in collateral on investments, derivatives and
related settlements	(4,071)	1	(4,070)	-	(4,070)
Other	(48)	-	(48)	-	(48)
Net cash provided by (used in) investing activities	(11,643)	(3)	(11,646)	-	(11,646)

(1)Certain amounts have been reclassified to conform to the presentation adopted in the current period.

LINCOLN NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

(in millions)

	For the Year Ended December 31, 2022
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(300)	-	(300)	-	(300)
Issuance of long-term debt, net of issuance costs	296	-	296	-	296
Payment related to sale-leaseback transactions	(70)	-	(70)	-	(70)
Proceeds from certain financing arrangements	186	-	186	-	186
Deposits of fixed account balances (1)	16,203	-	16,203	-	16,203
Withdrawals of fixed account balances (1)	(7,674)	-	(7,674)	-	(7,674)
Transfers from (to) separate accounts, net (1)	19	-	19	-	19
Common stock issued for benefit plans	(16)	-	(16)	-	(16)
Issuance of preferred stock, net of issuance costs	986	-	986	-	986
Repurchase of common stock	(550)	-	(550)	-	(550)
Dividends paid to common stockholders	(310)	-	(310)	-	(310)
Other	(2)	-	(2)	-	(2)
Net cash provided by (used in) financing activities (1)	8,768	-	8,768	-	8,768
Net increase (decrease) in cash, invested cash and restricted
cash	731	-	731	-	731
Cash, invested cash and restricted cash as of beginning-of-
year	2,612	-	2,612	-	2,612
Cash, invested cash and restricted cash as of end-of-year	$3,343	$-	$3,343	$-	$3,343

(1)Certain amounts have been reclassified to conform to the presentation adopted in the current period.

LINCOLN NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Year Ended December 31, 2021
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
Cash Flows from Operating Activities
Net income (loss)	$1,405	$482	$1,887	$1,891	$3,778
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Realized (gain) loss	212	(626)	(414)	1,281	867
Market risk benefit (gain) loss	-	-	-	(3,753)	(3,753)
Sales and maturities (purchases) of trading securities, net	(108)	21	(87)	-	(87)
Amortization of deferred gain on business sold through
reinsurance	(46)	8	(38)	-	(38)
Change in:
Deferred acquisition costs, value of business acquired,
deferred sales inducements and deferred front-end
loads	315	(3)	312	163	475
Accrued investment income	16	-	16	-	16
Insurance liabilities and reinsurance-related balances (1)	(2,232)	(1)	(2,233)	(104)	(2,337)
Accrued expenses	389	3	392	7	399
Federal income tax accruals	232	129	361	503	864
Other (1)	(417)	4	(413)	12	(401)
Net cash provided by (used in) operating activities (1)	(234)	17	(217)	-	(217)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,893)	(22)	(16,915)	-	(16,915)
Sales of available-for-sale securities and equity securities	2,268	-	2,268	-	2,268
Maturities of available-for-sale securities	9,621	-	9,621	-	9,621
Purchases of alternative investments	(757)	-	(757)	-	(757)
Sales and repayments of alternative investments	377	-	377	-	377
Issuance of mortgage loans on real estate	(3,084)	5	(3,079)	-	(3,079)
Repayment and maturities of mortgage loans on real estate	1,881	-	1,881	-	1,881
Repayment (issuance) of policy loans, net	62	-	62	-	62
Net change in collateral on investments, derivatives and
related settlements	3,261	-	3,261	-	3,261
Other	(303)	-	(303)	-	(303)
Net cash provided by (used in) investing activities	(3,567)	(17)	(3,584)	-	(3,584)

(1)Certain amounts have been reclassified to conform to the presentation adopted in the current period.

LINCOLN NATIONAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

(in millions)

	For the Year Ended December 31, 2021
				Adoption
	As			of New
	Previously	Restatement	As	Accounting	As
	Reported	Impacts	Restated	Standard	Adjusted
Cash Flows from Financing Activities
Payment related to modification or early extinguishment of
debt	(8)	-	(8)	-	(8)
Payment related to sale-leaseback transactions	(59)	-	(59)	-	(59)
Proceeds from certain financing arrangements	159	-	159	-	159
Deposits of fixed account balances (1)	13,422	4	13,426	-	13,426
Withdrawals of fixed account balances (1)	(7,227)	53	(7,174)	-	(7,174)
Transfers from (to) separate accounts, net (1)	(118)	(57)	(175)	-	(175)
Common stock issued for benefit plans	20	-	20	-	20
Repurchase of common stock	(1,105)	-	(1,105)	-	(1,105)
Dividends paid to common stockholders	(319)	-	(319)	-	(319)
Other	(60)	-	(60)	-	(60)
Net cash provided by (used in) financing activities (1)	4,705	-	4,705	-	4,705
Net increase (decrease) in cash, invested cash and restricted
cash	904	-	904	-	904
Cash, invested cash and restricted cash as of beginning-of-
year	1,708	-	1,708	-	1,708
Cash, invested cash and restricted cash as of end-of-year	$2,612	$-	$2,612	$-	$2,612

(1)Certain amounts have been reclassified to conform to the presentation adopted in the current period.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNC and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), DSI, goodwill and other intangibles, market risk benefits (“MRBs”), future contract benefits, DFEL, pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;

•The estimated range and average holding period to maturity;

•Remaining payment terms of the security;

•Current delinquencies and nonperforming assets of underlying collateral;

•Expected future default rates;

•Collateral value by vintage, geographic region, industry concentration or property type;

•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholders’ Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;

•Our business strategy and current business plans;

•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•The capital risk limits approved by management; and

•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;

•The extent to which the fair value has been less than amortized cost;

•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

•Failure, if any, of the issuer of the security to make scheduled payments; and

•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

•Fundamentals of the industry in which the issuer operates;

•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

•Expectations regarding defaults and recovery rates;

•Changes to the rating of the security by a rating agency; and

•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

•Susceptibility to fair value fluctuations for changes in the interest rate environment;

•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in limited partnerships (“LPs”). We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments. Cash collateral a counterparty has posted is recorded within payables for collateral on investments. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL, VUL, traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (i.e., DFEL) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses

•DSI – interest credited

•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by each reportable segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by reportable segment:

Reportable Segment	Amortization Basis	Expected Amortization Period
Life Insurance	Policy count of policies in force	On average 60 years
Annuities	Total deposits paid to date on policies in force	Between 30 to 40 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Between 40 to 50 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

Our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. When there is a contractual right of offset, assets and liabilities and revenues and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on the Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively.

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with non-participating traditional life insurance contracts and limited payment life-contingent annuity contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with non-participating traditional life insurance contracts and limited payment life-contingent annuity contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies and is reported within other assets on the Consolidated Balance Sheets.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRBs. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRBs.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, ceded MRB liabilities, specifically identifiable intangible assets, current taxes and deferred taxes, premiums and fees receivable, property and equipment, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, operating lease right-of-use (“ROU”) assets, finance lease assets and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, deferred taxes, other policyholder liabilities, pension and other employee benefit liabilities, deferred gain on business sold through reinsurance, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, certain financing arrangements, finance lease liabilities, ceded MRB assets and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 9 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on the Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other liabilities include deferred gains on business sold through reinsurance. Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”). We are recognizing the gain related to this transaction over the projected life of the policies, or 30 years. Effective January 1, 2020, we entered into a reinsurance agreement with Swiss Re. We are recognizing the gain related to this transaction over the period in which the in-force policies are expected to run off, or 15 years. Effective October 1, 2018, we entered into a reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period in which the majority of account values is expected to run off, or 20 years. See Note 8 for additional information.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with non-participating traditional life insurance contracts and limited payment life-contingent annuity contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2022, 2021 and 2020, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $49 million, $48 million and $53 million for the years ended December 31, 2022, 2021 and 2020, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 15.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $743 million, $848 million and $732 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $584 million, $628 million and $516 million for the years ended December 31, 2022, 2021 and 2020, respectively. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $203 million, $180 million and $177 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with traditional life insurance and limited payment life-contingent annuity products, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with traditional life insurance and limited payment life-contingent annuity products and liabilities for future claims associated with our group products as of each reporting period.

Spark Program Expense

Spark program expense consists primarily of costs related to our Spark Initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date our stock awards are approved, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholders’ equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on the Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return that includes all of our eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Subsidiaries operating outside of the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Foreign Currency Translation

The balance sheet accounts and income statement items of foreign subsidiaries, reported in functional currencies other than the U.S. dollar are translated at the current and average exchange rates for the year, respectively. Resulting translation adjustments and other translation adjustments for foreign currency transactions that affect cash flows are reported in AOCI, a component of stockholders’ equity.

Earnings Per Share

Basic earnings per share (“EPS”) is computed by dividing earnings available to common shareholders by the average common shares outstanding. Diluted EPS is computed assuming the conversion or exercise of non-vested stock, stock options and performance share units outstanding during the year. For any period where a net loss is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.